UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement

|_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

|_|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to Section 240.14a-12


              AllianceBernstein Variable Product Series Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:

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      2)    Aggregate number of securities to which transaction applies:

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      3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4)    Proposed maximum aggregate value of transaction:

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      5)    Total fee paid:

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

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

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      2)    Form, Schedule or Registration Statement No.:

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      3)    Filing Party:

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      4)    Date Filed:

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SK 00250 0451 1127454

             ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. 1345 Avenue of the Americas, New York, New York 10105
                            Toll Free (800) 221-5672


                                                            September 15, 2010

Dear Stockholders:

The Board of Directors (the "Directors") of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund") and the series thereof (each a "Portfolio") are pleased to invite you to the Annual Meeting of Stockholders (the "Meeting") to be held on November 5, 2010. The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement present two Proposals to be considered at the Meeting.

At the Meeting, stockholders of the Portfolios will be asked to elect Directors for the Fund. The stockholders of the Portfolios are also being asked to approve a proposal, as explained in the attached Proxy Statement, to amend a fundamental investment policy regarding commodities. We believe that this amendment will benefit each Portfolio and its stockholders.

The Directors have concluded that the proposals are in the best interests of each Portfolio and unanimously recommend that you vote "FOR" the proposals that apply to the Portfolio or Portfolios in which you hold shares.

We welcome your attendance at the Meeting. If you are unable to attend, we encourage you to vote by proxy. Broadridge Financial Solutions, Inc. ("Broadridge"), a proxy solicitation firm, has been selected to assist stockholders in the proxy solicitation process. If we have not received your proxy as the date of the Meeting approaches, you may receive a telephone call from Broadridge reminding you to authorize the proxy holders to cast your vote. No matter how many shares you own, your vote is important.

                                                          Sincerely,

                                                          Robert M. Keith
                                                          President
New York, New York

                             QUESTIONS AND ANSWERS
       ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (the "Fund")

                                     PROXY

Q.    WHY DID YOU SEND ME THIS BOOKLET?

A. This booklet contains the Notice of Annual Meeting of Stockholders (the "Notice") and Proxy Statement that provides you with information you should review before voting on the proposals that will be presented at the Annual Meeting of Stockholders (the "Meeting") for the Portfolios of the Fund listed in the accompanying Notice (each a "Portfolio" and, collectively, the "Portfolios").

      Shares of the Portfolios are not sold directly to individuals. The Portfolios only offer their shares through the separate accounts of life insurance companies ("Insurers"). As a contractholder, you hold a contract with an Insurer that offers one or more of the Portfolios as an investment option. The Insurers are the stockholders of record. However, because you, the contractholder, are the true beneficial owner of the investment, Insurers will generally pass their voting rights onto you and will vote the shares of each Portfolio that you hold through your insurance
      contracts   in   accordance  with  any  instructions  you  provide.  As  a
      contractholder, you have the right to vote for the election of the Directors of the Fund and on one proposal concerning your investment in a Portfolio.

      References to "you" or "stockholders" throughout the proxy materials shall include stockholders of record (i.e., the Insurers) and contractholders.

Q.    WHO IS ASKING FOR MY VOTE?

A. The Board of Directors of the Fund (the "Board") is asking you to vote at the Meeting. All stockholders will be asked to vote on both proposals. Those proposals are as follows:

      o     Election of Directors for the Fund and

      o     Amendment   of   the  Portfolios'  fundamental  investment  policies
            regarding commodities.

Q.    HOW DOES THE BOARD RECOMMEND I VOTE?

A. The Board recommends that you vote "FOR" each of the nominees and FOR the proposal.

Q.    WHO IS ELIGIBLE TO VOTE?

A. Stockholders of record at the close of business on September 9, 2010 (the "Record Date") are entitled to vote at the Meeting or any adjournment or postponement of the Meeting. If you were a contractholder of an insurance contract that held shares in a Portfolio on the Record Date, you have the right to vote even if you no longer invest in the Portfolio.

Q.    WHAT ROLE DOES THE BOARD PLAY?

A. The business and affairs of each Portfolio are managed under the direction of the Board. Each of the Directors has an obligation to act in what he or she believes to be the best interests of a Portfolio, including approving and recommending the proposals in the Proxy Statement. The background of each nominee for Director is described in the Proxy Statement.

Q. WHY IS THE BOARD PROPOSING TO AMEND THE PORTFOLIOS' FUNDAMENTAL INVESTMENT POLICIES REGARDING COMMODITIES?

A. Certain policies are required by the federal law applicable to mutual funds to be fundamental, meaning they cannot be changed without a stockholder vote. We are proposing to amend the Portfolios' fundamental policies regarding commodities and adopt a more flexible policy that will reference applicable law and a Portfolio's prospectus and statement of additional information. The proposed amendment is intended to clarify that the Portfolios may continue to engage in current investment practices as approved by the Directors, regardless of changes in applicable law, including changes as a result of the recent financial reform legislation. The revised policy will not change the way the Portfolios are managed.

Q.    HOW CAN I VOTE MY SHARES?

A.    Please follow the voting instructions included on the enclosed proxy card.

Q.    WHAT IF I WANT TO REVOKE MY PROXY?

A. You can revoke your proxy at any time prior to exercising the proxy by (i) giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, (ii) by authorizing a later-dated proxy (either by signing and submitting another proxy card or by calling Broadridge Financial Solutions, Inc. ("Broadridge") at (866) 451-3783 or
      (iii) by personally voting at the Meeting.

Q.    WHOM DO I CALL IF I HAVE QUESTIONS REGARDING THE PROXY?

A.    Please call Broadridge at (866) 451-3783 if you have questions.

[LOGO]

ALLIANCEBERNSTEIN (R)

             ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

Money Market Portfolio                 Small Cap Growth Portfolio
Intermediate Bond Portfolio            Real Estate Investment Portfolio
Large Cap Growth Portfolio             International Value Portfolio
Growth and Income Portfolio            Small/Mid Cap Value Portfolio
Growth Portfolio                       Value Portfolio
International Growth Portfolio         Balanced Wealth Strategy Portfolio
Global Thematic Growth Portfolio

------------------------------------------------------------------------------

1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672

------------------------------------------------------------------------------


               NOTICE OF ANNUAL MEETING OF STOCKHOLDERS SCHEDULED
                              FOR NOVEMBER 5, 2010

To the Stockholders of the series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"):

Notice is hereby given that an Annual Meeting of Stockholders (the "Meeting") of the series of the Fund (each, a "Portfolio", and, collectively, the
"Portfolios") will be held at the offices of the Fund, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, on November 5, 2010, at 3:00 p.m. Eastern Time, to consider and vote on the following Proposals, each of which is more fully described in the accompanying Proxy Statement dated September 15, 2010:

1. The election of Directors of the Fund, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies;

2. Amendment of the Portfolios' fundamental investment policies regarding commodities; and

3. To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Any stockholder of record of a Portfolio at the close of business on September 9, 2010 (the "Record Date") is entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors.

                                          By Order of the Board of Directors,
                                          __________________
                                          Emilie Wrapp
                                          Secretary

New York, New York

September 15, 2010

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO, BY TELEPHONE OR THROUGH THE INTERNET, AUTHORIZE PROXIES TO CAST YOUR VOTES. TO DO SO, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. YOUR VOTE IS VERY IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE MARK AND MAIL YOUR PROXY PROMPTLY IN ORDER TO SAVE ANY ADDITIONAL COST OF FURTHER PROXY SOLICITATION AND IN ORDER FOR THE MEETING TO BE HELD AS SCHEDULED.
--------------------------------------------------------------------------------

AllianceBernstein (R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

                                PROXY STATEMENT

             ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

Money Market Portfolio                   Small Cap Growth Portfolio
Intermediate Bond Portfolio              Real Estate Investment Portfolio
Large Cap Growth Portfolio               International Value Portfolio
Growth and Income Portfolio              Small/Mid Cap Value Portfolio
Growth Portfolio                         Value Portfolio
International Growth Portfolio           Balanced Wealth Strategy Portfolio
Global Thematic Growth Portfolio



                          1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                              ___________________

                         ANNUAL MEETING OF STOCKHOLDERS

                                NOVEMBER 5, 2010
                              ___________________
                                  INTRODUCTION

      This is a Proxy Statement for the portfolios of the AllianceBernstein Variable Products Series Fund, Inc. (the "Fund") listed above (each a "Portfolio" and, collectively, the "Portfolios"). The Fund's Board of Directors (the "Board") is soliciting proxies for a Annual Meeting of Stockholders of each Portfolio (the "Meeting") to consider and vote on proposals that are being recommended by the Board.

      The Board is sending you this Proxy Statement to ask for your vote on two proposals affecting your Portfolio. The Fund will hold the Meeting at the offices of the Fund, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, on November 15, 2010 at 3:00 p.m., Eastern Time. The solicitation will be made primarily by mail and may also be made by telephone or through the Internet. AllianceBernstein L.P. is the investment adviser to the Portfolios (the "Adviser"). The Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card are being mailed to stockholders on or about September 15, 2010.

      Any stockholder who owned shares of a Portfolio at the close of business on September 9, 2010 (the "Record Date") is entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Each share is entitled to one vote.

      Shares  of  the  Portfolios  are  not  sold  directly  to individuals. The
Portfolios only offer their shares through the separate accounts of life insurance companies ("Insurers"). Contractholders select a Portfolio as an investment option through an insurance contract with the Insurer. The Insurer that uses a Portfolio as a funding vehicle, is in most cases, the legal stockholder of the Portfolio and, as such, has voting and investment power with respect to the shares. However, the Insurer generally will pass through any voting rights to contractholders and will vote the shares of each Portfolio in the manner directed by a contractholder. With respect to shares for which a contractholder fails to provide voting instructions, or shares that the Insurer holds for its own benefit (i.e., rather than on behalf of a contractholder), the Insurers will vote such shares in the same proportion as the shares for which voting instructions were received from contractholders. For proxies received with no voting instructions on how to vote, the Insurer will vote those shares FOR the proposals.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS' MEETING TO BE HELD ON FRIDAY, NOVEMBER 5, 2010. THE PROXY STATEMENT IS AVAILABLE ON THE INTERNET AT www.alliancebernstein.com/abfundsproxy

      We have divided the Proxy Statement into five main parts:

      Part  I   -  Overview of the Board's Proposals.

      Part  II  -  Discussion  of each Proposal and an explanation of why we are requesting that you approve each Proposal.

      Part  III  - Information about the Portfolios' Audit Committee Reports and the Portfolios' independent registered public accounting firm.

      Part  IV  -  Additional information on proxy voting and stockholder meetings.

      Part  V -    Other information about the Fund and the Portfolios.

PART I - OVERVIEW OF PROPOSALS
------------------------------

      As a stockholder of one or more of the Portfolios, you are being asked to consider and vote on the following two proposals. Each proposal applies to all of the Portfolios and is as follows:

1.    To approve the election of the Directors.

2. To approve the amendment of the Portfolios' fundamental investment policies regarding commodities.


PART II - DISCUSSION OF EACH PROPOSAL
-------------------------------------

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

      At the Meeting, stockholders will vote on the election of Directors of the Fund. Each Director elected at the Meeting will serve for a term of an indefinite duration and until his or her successor is duly elected and qualifies. The following individuals have been nominated for election as a Director. It is the intention of the persons named as proxies in the accompanying Proxy Card to nominate and vote in favor of the nominees named below for election as Director of the Fund.

                               Mr. John H. Dobkin
                             Mr. Michael J. Downey
                           Mr. William H. Foulk, Jr.
                               Mr. D. James Guzy
                              Ms. Nancy P. Jacklin
                            Mr. Robert M. Keith
                               Mr. Garry L. Moody
                          Mr. Marshall C. Turner, Jr.
                               Mr. Earl D. Weiner

      Each nominee has consented to serve as a Director. The Board knows of no reason why any of the nominees would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board may recommend.

      Certain information concerning the nominees for Directors is set forth below.




                                                                                           Number of
                                                                                           Portfolios in
                                                                                           AllianceBernstein  Other Public
                                        Principal Occupation(s),                           Fund Complex       Company Directorships
Name, Address*             Years of     Including Directorships Held                       Overseen by        Held by Director
and Age                    Service**    During Past 5 Years                                Director           in the Past 5 Years
------------------------   ----------   ----------------------------------------------     -----------------  ----------------------
DISINTERESTED DIRECTORS

Chairman of the Board
William H. Foulk, Jr.,#,    20          Investment Adviser and an Independent Consultant    94                None
##                                      since prior to 2005. Previously, he was Senior
78                                      Manager of Barrett Associates, Inc., a
                                        registered investment adviser. He was formerly
                                        Deputy Comptroller and Chief Investment Officer
                                        of the State of New York and, prior thereto,
                                        Chief Investment Officer of the New York Bank
                                        for Savings. He has served as director or
                                        trustee of various AllianceBernstein Funds since
                                        1983 and has been Chairman of the
                                        AllianceBernstein Funds and of the Independent
                                        Directors Committee of such Funds since 2003.

John H. Dobkin,#           18           Independent Consultant since prior to 2005.         92                None
68                                      Formerly, President of Save Venice, Inc.
                                        (preservation organization) from 2001-2002,
                                        Senior Advisor from June 1999-June 2000 and
                                        President of Historic Hudson Valley (historic
                                        preservation) from December 1989 - May 1999.
                                        Previously, Director of the National Academy of
                                        Design.  He has served as a director or trustee
                                        of various AllianceBernstein Funds since 1992.

Michael J. Downey,#        5            Private Investor since prior to 2005.  Formerly,    92                Asia Pacific Fund Inc.
66                                      managing partner of Lexington Capital, LLC                            and the Merger Fund
                                        (investment   advisory firm) from December 1997                       since prior to 2005
                                        until December 2003.  From 1987 until 1993,                           and Acquisition Corp.
                                        Chairman and CEO of Prudential Mutual Fund                            (financial services)
                                        Management, director of the Prudential Mutual                         since 2007 until 2009
                                        Funds, and member of the Executive Committee of
                                        Prudential Securities Inc.  He has served as a
                                        director or trustee of the AllianceBernstein
                                        Funds since 2005.

D. James Guzy,#            5            Chairman of the  Board of PLX Technology (semi-     92                Cirrus Logic Corpora-
74                                      conductors) and of SRC Computers Inc., with                           tion (semi-conductors)
                                        which he has been associated since prior to                           and PLX Technology,
                                        2005.  He was a Director of Intel Corporation (semi-                  Inc. (semi-conductors)
                                        conductors) from 1969 until 2008, and served as                       since prior to 2005
                                        Chairman of the Finance Committee of such                             and Intel Corporation
                                        company for several years until May 2008. He has                      (semi-conductors)
                                        served as a Director for one or more of the                           since  prior to 2005
                                        AllianceBernstein Funds since 1982.                                   until 2008


Nancy P. Jacklin,#,##      4            Professorial Lecturer at the Johns Hopkins          92                None
62                                      School of Advanced International Studies since
                                        Formerly, U.S. Executive Director of the
                                        International Monetary Fund (December 2002 - May
                                        2006); Partner, Clifford Chance (1992-2002);
                                        Sector Counsel, International Banking and
                                        Finance, and Associate General Counsel,
                                        Citigroup (1985-1992); Assistant General Counsel
                                        (International), Federal Reserve Board of
                                        Governors (1982-1985); and Attorney Advisor,
                                        U.S. Department of the Treasury (1973-1982).
                                        Member of the Bar of the District of Columbia
                                        and of New York; and member of the Council on
                                        Foreign Relations.  She has served as a director
                                        or trustee of the AllianceBernstein Funds since
                                        2006.

Garry L. Moody,#           2            Independent Consultant. Formerly, Partner,          91                None
58                                      Deloitte & Touche LLP (1995-2008) where he held
                                        a number of senior positions, including Vice-
                                        Chairman, and U.S. and Global Investment
                                        Management Practice Managing Partner; President,
                                        Fidelity Accounting and Custody Services Company
                                        (1993-1995); and Partner, Ernst & Young LLP
                                        (1975-1993), where he served as the National
                                        Director of Mutual Fund Tax Services. He has
                                        served as a director or trustee, and as Chairman
                                        of the Audit Committee, of most of the
                                        AllianceBernstein Funds since 2008.

Marshall C. Turner, Jr.,#  5            Private investor since prior to 2005, Interim       92                Xilinx, Inc.
68                                      CEO of MEMC Electronic Materials, Inc. (semi-                         (programmable logic
                                        conductor and solar cell substrates) from                             semi-conductors) and
                                        November 2008 until March 2009.  He was Chairman                      MEMC Electronic
                                        and Chairman and CEO of Dupont Photomasks, Inc.                       Materials, Inc. (semi-
                                        (components of semi-conductor manufacturing),                         conductor and solar
                                        2003-2005, and President and CEO, 2005-2006,                          cell substrates) since
                                        after the company was acquired and renamed Toppan                     prior to 2005
                                        Photomasks, Inc.  He has served as a director or
                                        trustee of one or more of the AllianceBernstein
                                        Funds since 1992.

Earl D. Weiner,#           3            Of Counsel, and Partner prior to January 2007, of   92                None
71                                      the law firm Sullivan & Cromwell LLP and member
                                        of ABA Federal Regulation of Securities Committee
                                        Task Force to draft editions of the Fund
                                        Director's Guidebook. He has served as a director
                                        or trustee of the AllianceBernstein Funds since
                                        2007 and is Chairman of the Governance and
                                        Nominating Committees of most of the Funds.

INTERESTED
DIRECTOR**

Robert M. Keith,+,++       None         Senior Vice President of AllianceBernstein L.P.      5                None
1345 Avenue of the                      (the "Adviser")*** and head of AllianceBernstein
Americas                                Investments Inc. ("ABI")*** since July 2008;
New York, NY 10105                      Director of ABI and President of the
50                                      AllianceBernstein Mutual Funds.  Previously, he
                                        served as Executive Managing Director of ABI from
                                        December 2006 to June 2008.  Prior to joining ABI
                                        in 2006, Executive Managing Director of Bernstein
                                        Global Wealth Management, and prior thereto,
                                        Senior Managing Director and Global Head of
                                        Client Service and Sales of the Adviser's
                                        institutional investment management business
                                        since 2004.  Prior thereto, Managing Director and
                                        Head of North American Client Service and Sales
                                        in the Adviser's institutional investment
                                        management business, with which he has been
                                        associated since prior to 2005.



* The address for each of the Fund's disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
**    "Years of Service" refers to the total number of years served as a
      Director.
***   The Adviser and ABI are affiliates of each Portfolio.
# Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee of the Fund.
##    Member of the Fair Value Pricing Committee.
+     Mr. Keith will become a Director of the Fund if elected at the Meeting.
++ Mr. Keith is an "interested person," as defined in Section 2(a)(19) of the Investment Company Act of 1940, of Fund due to his position as an Executive Vice President of the Adviser.


      The business and affairs of the Fund are managed under the direction of the Fund's Board. Directors who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), are referred to as "Independent Directors", and Directors who are "interested persons" of the Fund are referred to as "Interested Directors". Certain information concerning the Fund's governance structure and each Director is set forth below.

      Experience, Skills, Attributes, and Qualifications of the Fund's Directors. The Governance and Nominating Committee of the Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Director the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

      The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of stockholders. The Board has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

      In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as a director of the Fund, is provided in the table above and in the next paragraph.

      Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Fund and other AllianceBernstein Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committee of many of the AllianceBernstein Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AllianceBernstein funds and as Chairman of a non-AllianceBernstein closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Controller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement
Fund), has served as Chairman of the AllianceBernstein Funds and of the Independent Directors Committee since 2003, and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator including as U.S. Executive Director of the International Monetary Fund, which is responsible for ensuring the stability of the international monetary system, and as a financial services lawyer in private practice; Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AllianceBernstein Funds; Mr. Moody has experience as a certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of the governing council of an organization of independent directors of mutual funds, and has served as Chairman of the Audit Committee of most of the AllianceBernstein Funds since 2008; Mr. Turner has experience as a director (including Chairman and Chief Executive Officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as Chairman, director or trustee of a number of boards, and has served as Chairman of the Governance and Nominating Committee of most of the AllianceBernstein Funds. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on any such director any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such director as a member of the board of directors and any committee thereof in the absence of such experience, qualifications, attributes and skills.

      Board Structure and Oversight Function. The Board is responsible for oversight of the Fund. The Fund has engaged the Adviser to manage the Portfolios on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Fund's other service providers in the operations of the Fund in accordance with the Fund's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund's charter and bylaws. The Board meets in-person at regularly scheduled meetings eight times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established four standing committees - the Audit, Governance and Nominating, Independent Directors, and Fair Valuation Committees - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

      An Independent Director serves as Chairman of the Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the
Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

      Risk Oversight. The Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

      Risk oversight forms part of the Board's general oversight of the Fund's investment program and operations and is addressed as part of various regular Board and committee activities. The Fund's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Adviser), the Fund's Senior Officer (who is also the Fund's chief compliance officer), its independent registered public accounting firm, counsel, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser's risk management programs.

      Not all risks that may affect the Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals. As a result of the foregoing and other factors the Fund's ability to manage risk is subject to substantial limitations.

      As of September 3, 2010, to the knowledge of management, the Directors and officers of the Fund, both individually and as a group, owned less than 1% of the shares of the Fund and each respective Portfolio. Additional information related to the equity ownership of the Directors and the compensation they received from the Fund is presented in Appendix B. During the Fund's most recently completed fiscal year, the Directors as a group did not engage in the purchase or sale of more than 1% of any class of securities of the Adviser or of any of its parents or subsidiaries.

      During the Fund's fiscal year ended in 2009, the Board met 8 times. Each Director attended at least 75% of the total number of meetings of the Board held during the fiscal year and, if a member, at least 75% of the total number of meetings of the committees held during the period for which he or she served. The Fund does not have a policy that requires a Director to attend annual meetings of stockholders but the Fund encourages such attendance.

      The Board has four standing committees: an Audit Committee, a Governance and Nominating Committee, an Independent Directors Committee, and a Fair Value Pricing Committee. The members of the Fund's committees are identified above in the table listing the Directors. The function of the Audit Committee is to assist the Board in its oversight of the Fund's financial reporting process. The Audit Committee met twice during the Fund's most recently completed fiscal year.

      The Governance and Nominating Committee met four times during the Fund's most recently completed fiscal year. The Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter of the Governance and Nominating Committee, the Governance and Nominating Committee assists the Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates and selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director's ability to perform his or her duties. The Committee may consider candidates as Directors submitted by the Fund's current Board members, officers, investment adviser, stockholders and other appropriate sources.

      The Governance and Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have beneficially owned at least 5% of a Portfolio's outstanding common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of stockholders or, if an annual meeting was not held in the previous year, all required information must be received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. The Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Committee will not consider self-nominated candidates.

      The Governance and Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund and the candidate's ability to qualify as a disinterested Director. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

      The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by a Portfolio made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Portfolio's net asset value ("NAV") by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Fund's most recently completed fiscal year.

      The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Investment Advisory, Distribution Services and Transfer Agency Agreements. The Independent Directors Committee met 8 times during the Fund's most recently completed fiscal year.

      The Board has adopted a process for stockholders to send communications to the Board. To communicate with the Board or an individual Director, a stockholder must send a written communication to the Fund's principal office at the address listed in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board or the individual Director to whom or to which the communication is addressed.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES TO SERVE AS A DIRECTOR OF THE FUND. THE ELECTION OF A NOMINEE AS DIRECTOR REQUIRES THE AFFIRMATIVE VOTE OF A PLURALITY OF THE VOTES CAST.

                                  PROPOSAL TWO
            CHANGE TO THE FUNDAMENTAL INVESTMENT POLICIES REGARDING
                                  COMMODITIES

      Section 8(b) of the 1940 Act requires a fund to disclose whether it has a policy to engage in certain activities. Under the 1940 Act, these policies are "fundamental" and may not be changed without a stockholder vote. The Board considered and approved the Adviser's recommendation for the modification of the fundamental commodities policies of the Portfolios.

      The Portfolios' current fundamental commodities policies prohibit the purchase or sale of commodities regulated by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act ("CEA") except for futures and options on futures contracts. The Portfolios' fundamental commodities policies reflected legal requirements in effect at the time the current policies were adopted. The derivates transactions regulated as commodities by the CFTC under the CEA were futures and options on futures and options on physical commodities. Swaps, including forward currency exchange contracts, were specifically excluded from regulation by the CFTC.

      As part of its recent financial reform initiative, Congress recently enacted legislation that, among other things, amends the CEA to subject swaps, including forward currency exchange contracts, to CFTC regulation. As a result, the current commodities policies, which specifically refer to commodities regulated by the CFTC, could potentially limit the Portfolios' flexibility to engage in certain swaps and forward currency exchange contracts following regulations implementing the legislation. In order to clarify that the Portfolios may continue to engage in the same derivatives transactions that they are permitted to engage in today, regardless of whether a governmental agency may regulate these instruments in the future, the Adviser recommended, and the Directors approved, the following fundamental policy:

            The Portfolio may not purchase or sell commodities except to the extent that the Portfolio may do so in accordance with applicable law and the Portfolio's Prospectus and Statement of Additional Information, as they may be amended from time to time.

      The proposed fundamental policy would make it clear that the Portfolios may continue to engage in swaps, forward currency exchange contracts, as well as futures, options on futures, and any other commodity or commodities contracts under investment policies approved by the Directors and disclosed in the Portfolios' Prospectus and SAI. The Adviser will continue to manage the Portfolios under the policies previously approved by the Directors and the proposed amendments would not result in a change to a Portfolio's risk exposure. The amended policies would permit Directors to modify the Portfolios' investment policies in response to changes in statutory and regulatory requirements without incurring the time and expense of obtaining stockholder approval to change the policies and avoid issues relating to any future changes in the regulation of commodities.

APPROVAL OF PROPOSAL TWO REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES," OF EACH PORTFOLIO, AS DEFINED IN THE 1940 ACT, WHICH MEANS THE LESSER OF (I) 67% OR MORE OF THE VOTING SECURITIES OF THE PORTFOLIO PRESENT OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE PORTFOLIO'S OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY, OR (II) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES OF THE PORTFOLIO ("1940 ACT MAJORITY VOTE"). THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, OF THE FUND UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF EACH PORTFOLIO VOTE FOR PROPOSAL TWO.

PART  III  - AUDIT COMMITTEE REPORT AND INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
-------------------------------------------------------------

                             AUDIT COMMITTEE REPORT

      The following Audit Committee Report was adopted by the Audit Committee of the Fund.

      The Audit Committee operates pursuant to a written charter. The purposes of the Audit Committee are to (1) assist the Board in its oversight of the accounting and financial reporting policies and practices of the Portfolios, including: (i) the quality and integrity of the Portfolios' financial statements and the independent audit thereof; (ii) the Portfolios' compliance with legal and regulatory requirements, particularly those that relate to the Portfolios' accounting, financial reporting, internal controls over financial reporting, and independent audits; (iii) the retention, independence, qualifications and performance of the independent accountants; (iv) meeting with representatives of the internal audit department of the Adviser regarding such department's activities relating to the Portfolios; and (v) the Portfolios' compliance with applicable laws by receiving reports from counsel who believe they have credible evidence of a material violation of law by a Portfolio or by someone owing a fiduciary or other duty to the Portfolio; and (2) to prepare this report. As set forth in the Audit Committee Charter, management of each Portfolio is responsible for the preparation, presentation and integrity of that Portfolio's financial statements, the Portfolio's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing the Portfolios' financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

      In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent registered public accounting firm of the Portfolios. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by each Portfolio's independent registered public accounting firm to the Adviser and to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Portfolio is compatible with maintaining the independent registered public accounting firm's independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Public Company Accounting Oversight Board Rule 3526, Communications with Audit Committees Concerning Independence, as currently in effect, and has discussed the independent registered public account firm's independence with such firm.

      The members of the Fund's Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent registered public accounting firm. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that a Portfolio's independent registered public accounting firm is in fact "independent".

      Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board that the audited financial statements of the Portfolios be included in the Fund's annual report to stockholders for the most recent fiscal year.

Submitted by the Audit Committee of the Fund's Board of Directors:

John H. Dobkin                       Nancy P. Jacklin
Michael J. Downey                    Garry L. Moody -- Chairman
William H. Foulk, Jr.                Marshall C. Turner, Jr.
D. James Guzy                        Earl D. Weiner



              APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING
                               FIRM BY THE BOARD

      The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the Fund's independent registered public accounting firm. In addition, the Board approved the independent registered public accounting firm of the Portfolios as required by the 1940 Act on the dates specified below. At meetings held on November 3-5, 2009, the Board, approved by the vote, cast in person, of a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Fund, [_____________], independent registered public accounting firm, to audit the Portfolios' accounts for the fiscal year ending December 31, 2010.

     [______________] has audited the accounts for the Portfolios' last two fiscal years, and has represented that it does not have any direct financial interest or any material indirect financial interest in any of the Portfolios. Representatives of [_______________] are expected to attend the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders.

                 INDEPENDENT REGISTERED ACCOUNTING FIRM'S FEES
                ----------------------------------------------

      The following table sets forth the aggregate fees billed by the independent registered public accounting firm for each Portfolio's last two fiscal years for professional services rendered for: (i) the audit of the Portfolio's annual financial statements included in the Fund's annual reports to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Portfolio's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues and consent letters; (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Portfolio, the Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"), which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70. No other services were provided to any Fund during this period.



                                                        TABLE 1
                                                        -------

                                                                                                                All Fees for
                                                                                                              Non-Audit Services
                                                                                                                Provided to the
                                                                                              All Other Fees    Portfolio, the
                                                                     Audit                     for Services        Adviser
                                                                    Related                    Provided to       and Service
Name of Fund                                         Audit Fees      Fees         Tax Fees      Portfolio        Affiliates*
------------                                        -----------      -----        ---------     ----------       ------------
AllianceBernstein Balanced Wealth Strategy   2008    $32,319        $ 1,697       $11,939          n/a            $870,098
         Portfolio                           2009    $31,457        $ 7,200       $ 9,841          n/a            $959,613
----------------------------------------------------------------------------------------------------------------------------------

AllianceBernstein Global Thematic Growth     2008    $32,319        $ 1,697       $11,079          n/a            $850,465
                                             2009    $31,457        $ _____       $ 9,841          n/a            $942,413
----------------------------------------------------------------------------------------------------------------------------------

AllianceBernstein Growth and Income          2008    $32,319        $ 1,697       $12,236          n/a            $851,622
         Portfolio                           2009    $31,457        $ _____       $ 9,841          n/a            $942,413
----------------------------------------------------------------------------------------------------------------------------------

AllianceBernstein Growth Portfolio           2008    $32,319        $ 1,697       $11,066          n/a            $850,452
                                             2009    $31,457        $ _____       $ 9,841          n/a            $942,413
----------------------------------------------------------------------------------------------------------------------------------

AllianceBernstein Intermediate Bond          2008    $34,983        $ 3,566       $11,049          n/a            $852,304
         Portfolio                           2009    $34,985        $10,000       $ 9,671          n/a            $942,243
----------------------------------------------------------------------------------------------------------------------------------

AllianceBernstein International Growth       2008    $32,319        $ 5,697       $12,390          n/a            $861,744
         Portfolio                           2009    $31,457        $ _____       $ 9,841          n/a            $942,413
----------------------------------------------------------------------------------------------------------------------------------

AllianceBernstein International Value        2008    $32,319        $ 1,697       $12,810          n/a            $852,196
         Portfolio                           2009    $31,457        $ _____       $ 9,841          n/a            $942,413
----------------------------------------------------------------------------------------------------------------------------------

AllianceBernstein Large Cap Growth           2008    $32,319        $ 1,697       $12,029          n/a            $851,415
         Portfolio                           2009    $31,457        $ _____       $ 9,841          n/a            $942,413
----------------------------------------------------------------------------------------------------------------------------------

AllianceBernstein Money Market Portfolio     2008    $32,319        $ 1,697       $ 8,589          n/a            $847,975
                                             2009    $31,457        $ _____       $ 6,747          n/a            $939,319
----------------------------------------------------------------------------------------------------------------------------------

AllianceBernstein Real Estate Investment     2008    $32,319        $ 1,697       $11,048          n/a            $850,434
         Portfolio                           2009    $31,457        $ _____       $ 9,841          n/a            $942,413
----------------------------------------------------------------------------------------------------------------------------------

AllianceBernstein Small Cap Growth           2008    $32,319        $ 1,697       $11,046          n/a            $850,432
         Portfolio                           2009    $31,457        $ _____       $ 9,841          n/a            $942,413
----------------------------------------------------------------------------------------------------------------------------------

AllianceBernstein Small/Mid Cap Value        2008    $32,319        $ 1,697       $11,977          n/a            $851,363
         Portfolio                           2009    $31,457        $ _____       $ 9,841          n/a            $942,413
----------------------------------------------------------------------------------------------------------------------------------

AllianceBernstein Value Portfolio            2008    $32,319        $ 1,697       $11,960          n/a            $851,346
                                             2009    $31,457        $ _____       $ 9,841          n/a            $942,413
----------------------------------------------------------------------------------------------------------------------------------

      Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Portfolios by the Portfolios' independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Portfolios. All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in Table 1 are for services pre-approved by the Audit Committee.

      The amounts of the Fees for Non-Audit Services provided to the Portfolios, the Adviser and Service Affiliates in Table 1 for the Portfolios that were subject to pre-approval by the Audit Committee for 2008 and 2009 are presented below in Table 2 [(includes conducting an annual internal control report pursuant to Statement on Accounting Standards No. 70)]. The Audit Committee has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Portfolios' independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the independent registered public accounting firm's independence.


                                                      TABLE 2
                                                      -------

                                                    Fees for Non-
                                                    Audit Services
                                                    Provided to the
                                                    Fund, the
                                                    Adviser and
                                                    Service
                                                    Affiliates
                                                    Subject           Portion
                                                    to Pre-Approval   Comprised of    Portion
                                                    by Audit          Audit Related   Comprised of
Name of Fund                                        Committee         Fees            Tax Fees
------------                                        ---------------   -------------  --------------
AllianceBernstein Balanced Wealth Strategy   2008   $167,786          $146,461        $21,325
         Portfolio                           2009   $270,887          $261,046        $ 9,841
---------------------------------------------------------------------------------------------------

AllianceBernstein Global Thematic Growth     2008   $157,540          $148,111        $ 9,429
         Portfolio                           2009   $253,687          $243,846        $ 9,841
---------------------------------------------------------------------------------------------------

AllianceBernstein Growth and Income          2008   $158,697          $148,111        $10,586
         Portfolio                           2009   $253,687          $243,846        $ 9,841
---------------------------------------------------------------------------------------------------

AllianceBernstein Growth                     2008   $157,527          $148,111        $ 9,416
         Portfolio                           2009   $253,687          $243,846        $ 9,841
---------------------------------------------------------------------------------------------------

AllianceBernstein Intermediate Bond          2008   $159,379          $149,980        $ 9,399
         Portfolio                           2009   $253,517          $243,846        $ 9,671
---------------------------------------------------------------------------------------------------

AllianceBernstein International Growth       2008   $165,835          $150,461        $15,374
         Portfolio                           2009   $253,687          $243,846        $ 9,841
---------------------------------------------------------------------------------------------------

AllianceBernstein International Value        2008   $159,271          $148,111        $11,160
         Portfolio                           2009   $253,687          $243,846        $ 9,841
---------------------------------------------------------------------------------------------------

AllianceBernstein Large Cap Growth           2008   $158,490          $148,111        $10,379
         Portfolio                           2009   $253,687          $243,846        $ 9,841
---------------------------------------------------------------------------------------------------

AllianceBernstein Money Market               2008   $155,050          $148,111        $ 6,939
         Portfolio                           2009   $250,593          $243,846        $ 6,747
---------------------------------------------------------------------------------------------------

AllianceBernstein Real Estate Investment     2008   $157,509          $148,111        $ 9,398
         Portfolio                           2009   $253,687          $243,846        $ 9,841
---------------------------------------------------------------------------------------------------

AllianceBernstein Small Cap Growth           2008   $157,507          $148,111        $ 9,396
         Portfolio                           2009   $253,687          $243,846        $ 9,841
---------------------------------------------------------------------------------------------------

AllianceBernstein Small/Mid Cap Value        2008   $158,438          $148,111        $10,327
         Portfolio                           2009   $253,687          $243,846        $ 9,841
---------------------------------------------------------------------------------------------------

AllianceBernstein Value Portfolio            2008   $158,421          $148,111        $10,310
                                             2009   $253,687          $243,846        $ 9,841
---------------------------------------------------------------------------------------------------


PART IV - PROXY VOTING AND STOCKHOLDER MEETINGS
-----------------------------------------------

      All properly executed and timely received proxies will be voted in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked on the proxies, the votes will be cast (i) for the election of each of the nominees as a Director (Proposal One) and (ii) for the amendment of the Portfolios' fundamental investment policies regarding commodities, (Proposal Two).

      Those stockholders who hold shares directly and not through a broker or nominee (that is, a stockholder of record) may authorize their proxies to cast their votes by completing a Proxy Card and returning it by mail in the enclosed postage-paid envelope as well as by telephoning toll free (866) 451-3783. Owners of shares held through a broker or nominee (who is a stockholder of record for those shares) should follow directions provided to the stockholder by the broker or nominee to submit voting instructions. Instructions to be followed by a stockholder of record to submit a proxy via telephone or on the Internet, including use of the Control Number on the stockholder's Proxy Card, are designed to verify stockholder identities, to allow stockholders to give voting instructions and to confirm that stockholder instructions have been recorded properly. Stockholders who authorize proxies by telephone should not also return a Proxy Card. A stockholder of record may revoke the stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Portfolios at 1345 Avenue of the Americas, New York, New York 10105, by authorizing a later-dated proxy (either by signing and mailing another Proxy Card or by telephone or on the Internet, as indicated above), or by personally attending and voting at the Meeting.

      Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote).

      The approval of Proposal One requires the affirmative vote of a plurality of the votes cast. The approval of Proposal Two requires a 1940 Act Majority Vote or the affirmative vote of the holders of a "majority of the outstanding voting securities" of each Portfolio as defined in the 1940 Act, which means the lesser of (i) 67% or more of the voting securities of the Portfolio present or represented by proxy, if the holders of more than 50% of the Portfolio's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Portfolio. Abstentions and broker non-votes, if any, will be considered present for purposes of determining the existence of a quorum. Abstentions and broker non-votes, if any, not being votes cast, will have no effect on the outcome of Proposal One. With respect to Proposal Two, an abstention or broker non-vote, if any, will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against those proposals. If any matter other than the proposals properly comes before the Meeting, the shares represented by proxies will be voted on all such other proposals in the discretion of the person or persons voting the proxies. The Fund has not received notice of, and is not otherwise aware of, any other matter to be presented at the Meeting.

      A quorum for the Meeting will consist of the presence in person or by proxy of the holders of record of one-third of the shares of the Fund outstanding and entitled to vote at the Meeting. Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by the Board on any Proposal described in the Proxy Statement are not timely received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting for up to 120 days after the Record Date to permit further solicitation of proxies. The Meeting may be adjourned with respect to fewer than all the Proposals in the Proxy Statement and a stockholder vote may be taken on any one or more of the Proposals prior to any adjournment if sufficient votes have been received for approval thereof. Shares represented by proxies indicating a vote contrary to the position recommended by a majority of the Board on a Proposal will be voted against adjournment as to that Proposal.

      The Adviser has engaged Broadridge Financial Solutions, Inc., 60 Research Road, Hingham, MA 02043 to assist in soliciting proxies for the Meeting. Broadridge will receive no fee for its services.

PART V - OTHER INFORMATION
--------------------------

                              OFFICERS OF THE FUND

Certain information concerning the Fund's officers is set forth below. Each of the Fund's officers is elected by the Board and serve for a term of one year and until his or her successor is duly elected and qualifies.


                            Position(s)               Principal
                            (Month and                Occupation
Name,                       Year First                During the
Address* and Age            Elected)                  Past 5 Years
----------------            ---------------------     -------------------------

Robert M. Keith,            President and Chief       See biography above.
50                          Executive Officer
                            (09/08)

Philip L. Kirstein,         Senior Vice President     Senior Vice President
65                          and Independent           and Independent
                            Compliance Officer        Compliance Officer of
                            (10/04)                   the AllianceBernstein
                                                      Mutual Funds, with which
                                                      he has been associated
                                                      since October 2004.
                                                      Prior thereto, he was Of
                                                      Counsel to Kirkpatrick &
                                                      Lockhart, LLP from
                                                      October 2003 to October
                                                      2004, and General
                                                      Counsel of Merrill Lynch
                                                      Investment Managers,
                                                      L.P. since prior to
                                                      2005.

Joseph J. Mantineo,         Treasurer and             Senior Vice President of
51                          Chief Financial Officer   AllianceBernstein
                            (8/06)                    Investor Services, Inc.
                                                      ("ABIS"),** with which
                                                      he has been associated
                                                      since prior to 2005.

Phyllis J. Clarke,          Controller                Vice President of
49                          (5/09)                    ABIS,** with which she
                                                      has been associated
                                                      since prior to 2005.

Emilie D. Wrapp,            Secretary                 Senior Vice President,
54                          (10/05)                   Assistant General
                                                      Counsel and Assistant
                                                      Secretary of ABI,** with
                                                      which she has been
                                                      associated since prior
                                                      to 2005.
--------------------
* The address for the Funds' officers is 1345 Avenue of the Americas, New York, New York 10105.
**    An affiliate of the Fund.


        INFORMATION AS TO THE FUND'S INVESTMENT ADVISER AND DISTRIBUTOR

      The Fund's investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The investment adviser also provides certain administrative services to the Fund. The Fund's distributor is AllianceBernstein Investments, Inc. ("ABI"), 1345 Avenue of the Americas, New York, New York 10105.

                                 OTHER MATTERS

      Management of the Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

                                STOCK OWNERSHIP

      Information regarding person(s) who owned of record or were known by a Portfolio to beneficially own 5% or more of a Portfolio's shares (or class of shares, if applicable) on August 1, 2010 is provided in Appendix [C].

                            SUBMISSION OF PROPOSALS
                        FOR NEXT MEETING OF STOCKHOLDERS

      The Portfolios do not hold stockholder meetings annually. Any stockholder who wishes to submit a proposal to be included in a Portfolio's proxy statement and form of proxy card for a Portfolio's next meeting of stockholders should send the proposal to the Portfolio so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting (or in accordance with any advance notice in the Bylaws then in effect).

      A stockholder who wishes (a) to submit a proposal at a stockholders meeting but does not want the proposal to appear in the Portfolio's proxy statement or proxy card, or (b) to submit a nomination for director at an annual meeting of stockholders, should consult the Fund's Bylaws for timing and informational requirements. The Bylaws of the Fund currently provide that, in any year in which an annual meeting of stockholders is to be held, to be timely, a stockholder's notice of a nomination or proposal shall set forth all information required under the Bylaws and shall be delivered to the Secretary of the Fund at the principal executive office of the Fund not earlier than the 150th day prior to the anniversary of the date of mailing of the notice for the preceding annual meeting nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the anniversary of the date of mailing of the notice for the preceding annual meeting. In the event that the date of the annual meeting is advanced or delayed by more than 30 days from the anniversary of the date of the preceding annual meeting, notice by the stockholder to be timely must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

                            REPORTS TO STOCKHOLDERS

The Fund will furnish each person to whom this Proxy Statement is delivered with a copy of its latest annual report to stockholders and its subsequent semi-annual report to stockholders, if any, upon request and without charge. To request a copy, please call AllianceBernstein Investments, Inc. at (800) 227-4618 or write to Kristine Antoja at AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                         By Order of the Boards of Directors,

                                         Emilie Wrapp
                                         Secretary

September 15, 2010

New York, New York

                                   APPENDIX A
                           OUTSTANDING VOTING SHARES

A list of the outstanding voting shares for each of the Portfolios as of the close of business on the Record Date is presented below. Each share is entitled to cast one vote at the meeting.

Portfolio Name                                     Number of Outstanding Shares
-----------------------------------                -----------------------------

Balanced Wealth Strategy Portfolio                 [__________]

Global Thematic Growth Portfolio                   [__________]

Growth and Income Portfolio                        [__________]

Growth Portfolio                                   [__________]

Intermediate Bond Portfolio                        [__________]

International Growth Portfolio                     [__________]

International Value Portfolio                      [__________]

Large Cap Growth Portfolio                         [__________]

Money Market Portfolio                             [__________]

Real Estate Investment Portfolio                   [__________]

Small Cap Growth Portfolio                         [__________]

Small/Mid Cap Value Portfolio                      [__________]

Value Portfolio                                    [__________]

                                   APPENDIX B
                   ADDITIONAL INFORMATION REGARDING DIRECTORS

Ownership in the Fund
---------------------

      The dollar range of each Portfolio's securities owned by each Director and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex are set forth below.


                                                      Aggregate Dollar
                                                      Range of Equity
                                                      Securities in
                                                      the Funds in the
                         Dollar Range of Equity       AllianceBernstein
                         Securities in a Portfolio    Fund Complex
Director                 as of 9/3/2010*               as of 9/3/2010
---------------------   ---------------------------   ---------------

John H. Dobkin                None                    Over $100,000
Michael J. Downey             None                    Over $100,000
William H. Foulk, Jr.         None                    Over $100,000
D. James Guzy                 None                    Over $100,000
Nancy P. Jacklin              None                    Over $100,000
Robert M. Keith               None                    Over $100,000
Garry L. Moody                None                    Over $100,000
Marshall C. Turner            None                    Over $100,000
Earl D. Weiner                None                    Over $100,000

---------------------
* The Directors are not eligible investors for the Portfolios, which are only offered to institutional investors.

Compensation from the Fund
--------------------------

The aggregate compensation paid by the Fund to the Directors during the fiscal year ended in 2009, the aggregate compensation paid to the Directors during calendar year 2009 by all of the investment companies in the AllianceBernstein Fund Complex, and the total number of investment companies in the AllianceBernstein Fund Complex as to which the Directors are a director or trustee and the number of investment portfolios as to which the Directors are directors or trustees, are set forth below. Neither the Fund nor any other investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors.

                                                               Number of             Number of
                                                               Investment            Investment
                                                               Companies             Portfolios within
                                                               in the                the
                                           Compensation        AllianceBernstein     AllianceBernstein
                                           from the            Fund Complex,         Fund Complex,
                        Compensation from  AllianceBernstein   including the         including the
                        the Fund during    Fund Complex,       Fund, as to which     Fund, as to which
                        its Fiscal Year    including the       the Director is a     the Director is a
Name of Director        ended in 2009      Fund, during 2009   Director or Trustee   Director or Trustee
-----------------       -------------      -----------------   -------------------   -------------------
John H. Dobkin               $ 5,587         $242,200              32                    90
Michael J. Downey            $ 5,587         $241,000              32                    09
William H. Foulk, Jr.        $10,510         $484,400              34                    92
D. James Guzy                $ 5,587         $241,000              32                    90
Nancy P. Jacklin             $ 5,587         $242,200              32                    90
Garry L. Moody               $ 6,410         $270,200              31                    89
Marshall C. Turner           $ 5,587         $242,260              32                    90
Earl D. Weiner               $ 6,003         $260,200              32                    90

                                   APPENDIX C
                                STOCK OWNERSHIP

The following person(s) owned of record or were known by the Fund to beneficially own 5% or more of the Fund's shares (or class of shares, if applicable) as of August __, 2010.


NAME AND ADDRESS OF BENEFICIAL OWNER
------------------------------------

BALANCED WEALTH STRATEGY PORTFOLIO

Class A
-------

[________]
Amount of Ownership
Percentage of Class

Class B
-------

[________]
Amount of Ownership
Percentage of Class

GLOBAL THEMATIC GROWTH PORTFOLIO

Class A
-------

[________]
Amount of Ownership
Percentage of Class

Class B
-------

[________]
Amount of Ownership
Percentage of Class

GROWTH AND INCOME PORTFOLIO

Class A
-------

[________]
Amount of Ownership
Percentage of Class

Class B
-------

[________]
Amount of Ownership
Percentage of Class

GROWTH PORTFOLIO

Class A
-------

[________]
Amount of Ownership
Percentage of Class

Class B
-------

[________]
Amount of Ownership
Percentage of Class

INTERMEDIATE BOND PORTFOLIO

Class A
-------

[________]
Amount of Ownership
Percentage of Class

Class B
-------

[________]
Amount of Ownership
Percentage of Class

INTERNATIONAL GROWTH PORTFOLIO

Class A
-------

[________]
Amount of Ownership
Percentage of Class

Class B
-------

[________]
Amount of Ownership
Percentage of Class

INTERNATIONAL VALUE PORTFOLIO

Class A
-------

[________]
Amount of Ownership
Percentage of Class

Class B
-------

[________]
Amount of Ownership
Percentage of Class

LARGE CAP GROWTH PORTFOLIO

Class A
-------

[________]
Amount of Ownership
Percentage of Class

Class B
-------

[________]
Amount of Ownership
Percentage of Class

MONEY MARKET PORTFOLIO

Class A
-------

[________]
Amount of Ownership
Percentage of Class

Class B
[________]
Amount of Ownership
Percentage of Class

REAL ESTATE INVESTMENT PORTFOLIO

Class A
-------

[________]
Amount of Ownership
Percentage of Class

Class B
-------

[________]
Amount of Ownership
Percentage of Class

SMALL CAP GROWTH PORTFOLIO

Class A
-------

[________]
Amount of Ownership
Percentage of Class

Class B
-------

[________]
Amount of Ownership
Percentage of Class

SMALL/MID CAP VALUE PORTFOLIO

Class A
-------

[________]
Amount of Ownership
Percentage of Class

Class B
-------

[________]
Amount of Ownership
Percentage of Class

VALUE PORTFOLIO

Class A
-------

[________]
Amount of Ownership
Percentage of Class

Class B
-------

[________]
Amount of Ownership
Percentage of Class

                               TABLE OF CONTENTS
                              ------------------

TABLE OF CONTENTS                                                       PAGE
-----------------                                                      -----


Introduction......................................................... [_______]
Proposal One: Election of Directors.................................. [_______]
Proposal Two: Amendment of the Fundamental Investment Policies
  regarding Commodities.............................................. [_______]
Audit Committee Report and Independent Registered Public
  Account Firm....................................................... [_______]
Proxy Voting and Stockholder Meetings................................ [_______]
Officers of the Fund................................................. [_______]
Information as to the Investment Adviser and Distributor of
  the Fund........................................................... [_______]
Other Matters........................................................ [_______]
Stock Ownership...................................................... [_______]
Submission of Proposals for the Next Meeting of Stockholders......... [_______]
Appendix A: Outstanding Voting Shares................................ [_______]
Appendix B: Additional Information Regarding Directors............... [_______]
Appendix C: Stock Ownership.......................................... [_______]

             ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

                                     [LOGO]
                             AllianceBernstein L.P.

_____________________________________________________________________________
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
SEPTEMBER 15, 2010



SK 00250 0451 1124413v4

FORM OF PROXY                                                      FORM OF PROXY

             ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

          PROXY IN CONNECTION WITH THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 5, 2010

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
             ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

             The undersigned hereby appoints [___________] and [____________], or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders (the "Meeting") of AllianceBernstein Variable Products Series Fund, Inc.
(the "Fund") with respect to the portfolios that are each a series of the Fund (each, a "Portfolio", and, collectively, the "Portfolios") to be held at 3:00 p.m., Eastern Time, on November 5, 2010 at the office of the Fund, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement, revokes any proxy heretofore given with respect to such Meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.

             IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF.
IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH OF THE
NOMINEES FOR DIRECTOR AND "FOR" THE OTHER PROPOSAL AS DESCRIBED IN THE
PROXY STATEMENT. ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY
OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT
OR POSTPONEMENT THEREOF.

VOTE VIA THE INTERNET: www.proxyweb.com
VOTE BY TELEPHONE: 1-888-221-0697

                    Please refer to the Proxy Statement for
                         a discussion of each Proposal.

                         PLEASE VOTE, DATE AND SIGN AND
      RETURN THIS PROXY CARD PROMPTLY. YOU MAY USE THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the records of a Fund. Joint owners should each sign personally. Trustees and other representative should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

             ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

              AllianceBernstein Balanced Wealth Strategy Portfolio
               AllianceBernstein Global Thematic Growth Portfolio
                 AllianceBernstein Growth and Income Portfolio
                       AllianceBernstein Growth Portfolio
                 AllianceBernstein Intermediate Bond Portfolio
                AllianceBernstein International Growth Portfolio
                AllianceBernstein International Value Portfolio
                  AllianceBernstein Large Cap Growth Portfolio
                    AllianceBernstein Money Market Portfolio
               AllianceBernstein Real Estate Investment Portfolio
                  AllianceBernstein Small Cap Growth Portfolio
                AllianceBernstein Small/Mid Cap Value Portfolio
                       AllianceBernstein Value Portfolio



Please fill in boxes as shown using black or blue ink or number 2 pencil. Please mark votes as in this example: /X/

                                                                   For All
                                          For All   Withhold From  Except As
                                          Nominees  All Nominees   Noted Below

1.    To elect Directors for the Fund:   /_/       /_/            /_/

      01. John H. Dobkin                  06. Robert M. Keith
      02. Michael J. Downey               07. Garry L. Moody
      03. William H Foulk, Jr.            08. Marshall C. Turner, Jr.
      04. D. James Guzy                   09. Earl D. Weiner
      05. Nancy P. Jacklin

      To withhold authority to vote for any individual, mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided.

      __________________________

2.    To Amend the Portfolios'            /_/       /_/            /_/
      Fundamental Investment
      Policies regarding
      commodities.

                                          For       Against        Abstain

3.    To transact such other business as
      may properly come before the
      Meeting and any adjournments or
      postponements thereof.


                                          Mark here for address change and note
                                          at left.                           /_/

                                          Please be sure to sign, date and
                                          return this Proxy promptly. You may
                                          use the enclosed envelope.


                                          --------------------------------------
                                          (Signature of Stockholder)


                                          --------------------------------------
                                          (Signature of joint owner, if any)

                                          Date __________, 2010



SK 00250 0209 1127650a